UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Behringer Harvard REIT I, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

IMPORTANT STOCKHOLDER UPDATE

Behringer Harvard REIT I, Inc.

URGENT PROXY VOTING REQUEST

A few weeks ago, we mailed you proxy information to enable you to vote on important proposals that affect Behringer Harvard REIT I, Inc. (the “Company”) and your investment. This information provides a brief overview of each proposal and asks for your vote on these important issues.

Your vote is important, no matter how large or small your holdings may be.

The Annual Meeting of Stockholders scheduled for June 19, 2008 cannot be held unless stockholders holding at least 50% of our shares either attend the meeting or vote via proxy.  If you do not plan to cast your vote at the meeting on June 19, 2008, please indicate your vote on the enclosed proxy card(s).  Stockholders who hold more than one account in the Company will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote by Touch-Tone Phone at 1-866-580-9477
Please call the toll-free number printed on your proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.
2. Vote by Internet
Please visit www.eproxy.com/bhri and follow the online instructions.
3. Vote by Mail
Please mail your signed proxy card(s) in the postage-paid envelope.

PLEASE VOTE YOUR PROXY NOW

Please note:  We have hired DST Output, an affiliate of our transfer agent, to solicit stockholder votes by telephone, and we have arranged to have votes recorded by telephone.  In the event that you receive a telephone call from a representative of DST Output or BNY Mellon Shareowner Services, a business partner of DST Output, you may be asked to verify the last 4 digits of your Social Security Number or Tax Identification Number for identification verification.

If you have already voted, thank you for your response.  If you have any further questions or would like to receive another copy of the proxy statement, please call the Company at 1-866-655-3600.  We appreciate your immediate attention.  Thank you.

Please read the full text of the proxy statement.  A brief overview of the proposals to be voted upon is set forth below.  The overview is qualified in its entirety by, and should be read in conjunction with, the more complete information provided in the proxy statement previously sent to you.  Your vote is important.

See reverse side of this page for information about the proposals.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

What proposals am I being asked to vote on?

Stockholders are being asked to vote on the following proposals:

1.     To elect a Board of Directors; and

2.     To approve an amendment to our Seventh Articles of Amendment and Restatement.

Has the Board of Directors approved each proposal?

Yes. The Board of Directors has unanimously approved both proposals and recommends that you vote to approve them.

1.     TO ELECT A BOARD OF DIRECTORS.

What role does the Board play?

The purpose of the Board is to ensure that the stockholders’ best interests are protected in important policy matters.  The Directors are fiduciaries of the stockholders and are charged with overseeing the Company’s operation and approving policy changes.  Among other things, the Directors oversee Company investment decisions and management compensation.

What is the affiliation of the Board and Behringer Harvard Holdings?

The Board consists of five individuals.  There are two employee Directors and three non-employee “independent” Directors.  Non-employee Directors have no affiliation with Behringer Advisors, our advisor, or Behringer Harvard Holdings LLC, an affiliate of our advisor.

Are Board members paid?

Each non-employee Director receives a fee for his service on the Board.  You can find a description of non-employee Director compensation in the proxy statement.  We do not pay Directors who are employees of Behringer Advisors or its affiliates any compensation for services rendered as a Director.

2.     TO CONSIDER AND VOTE UPON AN AMENDMENT TO OUR SEVENTH ARTICLES OF AMENDMENT AND RESTATEMENT.

How does the proposed amendment to the Company’s Charter affect the Company and its stockholders?

We are seeking an amendment to our Seventh Articles of Amendment and Restatement (referred to herein as our “Charter”) to revise the scope of the authority granted to the Board of Directors to insure our Directors, officers, Behringer Advisors and affiliates. More specifically, we are seeking to remove from Section 7.2(xvi) of our Charter language that indicates that we may insure our Directors, Behringer Advisors and affiliates against any liability or loss resulting from negligence, gross negligence, misconduct, willful misconduct or an alleged violation of federal or state securities laws only to the extent that we may indemnify those persons pursuant to Section 12.3 of our Charter. Under the proposed amendment, we would be permitted to insure our Directors, Behringer Advisors and affiliates, as well as our officers, against claims and liabilities whether or not we would have the power to indemnify against that claim or liability. We believe that by removing the limitations on our ability to provide insurance coverage to our Directors and officers, we may better attract and retain talented and experienced directors and officers, and motivate them to contribute to our success.

If the proposal to approve the Eighth Articles of Amendment and Restatement is approved, what will happen?

If this proposal is approved, we will file the Eighth Articles of Amendment and Restatement with the Maryland State Department of Assessments and Taxation, which will be effective upon acceptance.

If the proposal to amend our Charter is not approved, what will happen?

If this proposal is not approved, our Charter will not be amended or restated, and we will continue to be governed by our Charter as currently in effect.

The votes entitled to be cast by the Stockholder will be cast as directed by the Stockholder. If this Proxy is executed but no direction is given, the votes entitled to be cast by the Stockholder will be cast “FOR ALL” nominees in Proposal 1 and “FOR” approval of the amendment to the Seventh Articles of Amendment and Restatement in Proposal 2. The votes entitled to be cast by the Stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

	PLEASE MARK YOUR CHOICE LIKE THIS IN BLUE OR BLACK INK.	☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSAL 2

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR	AGAINST	ABSTAIN
1. Election of Directors	☐	☐	☐	2. Charter Amendment	☐	☐	☐

01 Behringer 02 Aisner 03 Dannis 04 Partridge 05 Witten				3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournments or postponements thereof in the discretion of the proxy holder

Except the following nominee(s):

Signature	Date
Please mark, date and sign your name as it appears on the reverse side and return in the enclosed envelope.

Signature if held jointly	Date

Required only if notice has been given to the Secretary of the Company that the signature of a single joint tenant or tenant in common owner is not sufficient to bind all owners. Please mark, date and sign as your name appears on the reverse side and return in the enclosed envelope.

 FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

If you vote a proxy by Internet or telephone, the named proxies will be authorized to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.eproxy.com/bhri	OR	TELEPHONE 1-866-580-9477
Use the Internet to vote your proxy. Have your proxy card in hand when you access the website.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

THANK YOU FOR VOTING

PROXY

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

Behringer Harvard REIT I, Inc.

15601 Dallas Parkway, Suite 600

Addison, Texas 75001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Behringer Harvard REIT I, Inc., a Maryland corporation (the “Company”), hereby appoints Gerald J. Reihsen, III, Gary S. Bresky and M. Jason Mattox, or any one of them, with full power of substitution, to attend the Annual Meeting of Stockholders to be held at the offices of the Company, 15601 Dallas Parkway, Suite 600, Addison, Texas, on June 19, 2008, at 1:00 p.m., local time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying proxy statement, each of which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument or order which so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE RETURN ONLY THIS PROXY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE, DO NOT RETURN THE PROXY STATEMENT.  IF YOU RETURN ANY ADDITIONAL DOCUMENTS, YOUR PROXY MAY BE UNDELIVERABLE BECAUSE OF INSUFFICIENT POSTAGE.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side).

 FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT!

You can authorize a proxy in one of three ways:

1.               Vote by Telephone:  Call toll-free 1-866-580-9477 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2.               Vote by Internet at our Internet Address:  www.eproxy.com/bhri.
Follow the instructions provided there.

or

3.               Vote by Mail: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE VOTE